Virtus Opportunities Trust

Supplement dated December 10, 2010 to the

Statement of Additional Information (“SAI”)

dated January 31, 2010, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

1.	The third sentence in the second paragraph under “Loan and Debt Participations and Assignments” in the section “Investment Techniques and Risks” on page 22 is hereby replaced in its entirety with the following: “Moreover, loan participation agreements generally limit the right of the participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments.” Additionally, the fourth sentence in the third paragraph under this heading is hereby removed.

2.	The fifth sentence in the first paragraph in the section “How to Buy Shares” on page 55 is hereby replaced with the following: “For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain programs and defined contribution plans with which the Distributor has an arrangement, the mini mum initial investment is waived.”

3.	The first sentence of the disclosure under “Class I Shares—All Funds” in the section “Alternative Purchase Arrangements” on page 55 is hereby replaced with the following: “Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services, or (ii) have entered into in agreement with the distributor to offer Class I Shares through a no-load network, platform or defined contribution plan.”

Investors should retain this supplement with the SAI for future reference.

VOT 8020B/Updates SAI (12/10)